UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2022

BREEZE HOLDINGS ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39718	85-1849315
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

955 W. John Carpenter Freeway, Suite 100-929

Irving, TX 75039

(Address of principal executive offices)

(619) 500-7747

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BREZ	The NASDAQ Stock Market LLC
Rights exchangeable into one-twentieth of one share of common stock	BREZR	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per whole share	BREZW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in Item 1.02 below is hereby incorporated by reference into this Item 1.01.

Item 1.02. Termination of a Material Definitive Agreement.

As previously disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 27, 2022, Breeze Holdings Acquisition Corp. (“Breeze”) entered into a Business Combination Agreement by and among Breeze, D-Orbit S.p.A, an Italian Società per azioni, D-Orbit S.A., a newly-formed joint stock company (société anonyme) governed by the laws of the Grand Duchy of Luxembourg, Lift-Off Merger Sub, Inc., a Delaware corporation, and Seraphim Space (Manager) LLP, a UK limited liability partnership, and Breeze Sponsor, LLC, a Delaware limited liability company (the “Combination Agreement”), providing for Holdco to become the Nasdaq-listed parent company of both Breeze and D-Orbit.

Concurrently with the execution of the Combination Agreement, certain parties to the Combination Agreement entered into Ancillary Agreements (as defined in the Combination Agreement) in connection with the Business Combination and as specifically contemplated by the Combination Agreement.

Termination of Combination Agreement and Ancillary Agreements

On August 12, 2022, the parties to the Combination Agreement entered into a Termination Agreement (the “Termination Agreement”) which terminated the Combination Agreement and the Ancillary Agreements, effective as of August 12, 2022. Pursuant to the Termination Agreement, the Company will not be obligated to remit nor will it be entitled to receive a termination payment.

Breeze is proceeding to evaluate alternative business combinations.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Termination Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On August 12, 2022, Breeze and certain parties to the Combination Agreement issued a joint press release announcing the termination of the Combination Agreement. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Termination Agreement, dated August 12, 2022, by and among Breeze Holdings Acquisition Corp., D-Orbit S.p.A., D-Orbit S.A., Lift-Off Merger Sub, Inc., Seraphim Space (Manager) LLP and Breeze Sponsor, LLC.
99.1	Press release, dated August 12, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BREEZE HOLDINGS ACQUISITION CORP.

Date: August 15, 2022	By:	/s/ J. Douglas Ramsey
	Name:	J. Douglas Ramsey, Ph.D.
	Title:	Chief Executive Officer and Chief Financial Officer

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